UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007


                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-F
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             (Exact name of Registrant as specified in its Charter)


                              I-E: 0-15832        I-E: 73-1270110
       Oklahoma               I-F: 0-15833        I-F: 73-1292669
    ----------------        ----------------    -------------------
     (State or other          (Commission        (I.R.S. Employer
     jurisdiction of          File Number)      Identification No.)
     incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     As described in the Current Report on Form 8-K dated November 15, 2007, the Geodyne Energy Income Limited Partnership I-E and Geodyne Energy Income Limited Partnership I-F (the "Partnerships") sold their interests in a number of producing properties to independent third parties at The Oil and Gas Clearinghouse auction in Houston, Texas on November 14 and 15, 2007. The Ewing 2-28 and the Smith #1-28 failed to attain the minimum bid set forth at auction, but were sold to the high bidder, Chesapeake Exploration, LLC, on December 4, 2007, following additional negotiations. The Partnerships owned interests in these properties.

      As disclosed in the Form 8-K dated November 15, 2007 and filed on November 21, 2007, Samson Resources Company, an affiliate of the General Partner, purchased properties from the Partnerships through the competitive bidding process at the auction for total net proceeds of approximately $439,000 and $141,000, respectively, to the I-E and I-F Partnerships. The combined net proceeds from the November 14 and 15, 2007 auction, including sales to affiliated entities, and the sale of the Partnerships' interests in the Ewing 2-28 and the Smith #1-28 properties are shown below:

                                           Reserves
         Number                             Sold as         Reserve
           of     Location     Number     of 12/31/06        Value
         Wells      of          of       Oil       Gas        Sold       Net
P/ship    Sold   Properties  Purchasers (Bbls)    (Mcf)     12/31/06   Proceeds
------ -------- ----------- ---------- ------- ---------  ---------- ----------
 I-E       56     Oklahoma      18      4,522    515,499  $1,187,379 $1,350,000

 I-F       56     Oklahoma      18      2,313    232,651     551,206    660,000


The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less transaction costs, will be included in the February 15, 2008 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before December 6, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                       PARTNERSHIP I-E
                                    GEODYNE ENERGY INCOME LIMITED
                                       PARTNERSHIP I-F

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                     //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: December 5, 2007




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